UNSECURED PROMISSORY NOTE


$225,000                                Oklahoma City, Oklahoma
                                        Effective July 18, 1997

     FOR VALUE RECEIVED, the undersigned, AMETECH, Inc., an Oklahoma corporation and ENVIRONMENTAL TRANSPORTATION SERVICES, INC., an Oklahoma corporation (collectively "Maker"), jointly and severally promise to pay to the order of THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation, at 300 S. Grand Avenue, 3rd Floor in Los Angeles, California 90071, or at such other place as may be designated in writing by the holder of this Note, the principal sum of TWO HUNDRED TWENTY-FIVE THOUSAND AND 00/100 DOLLARS ($225,000.00), together with interest thereon from the date hereof at the fixed rate of ten percent (10%) per annum on the unpaid balance, both principal and interest due and payable in lawful money of the United States of America as follows:

     Monthly payments of principal and interest will be payable commencing on August 30, 1998, in accordance with and subject to the restrictions, limitations and condi-tions as described in that certain Subordination Agree-ment ("Subordination Agreement") dated July 17, 1997, by and among The CIT Group/Equipment Financing, Inc., the Maker, and Congress Financial Corporation (Southwest), a Texas corporation, until this Note is paid in full. The Subordination Agreement is attached hereto as Exhibit "A." All interest will be computed at a per diem charge for the actual number of days elapsed on the basis of a year consisting of three hundred sixty-five (365) days. The entire unpaid principal balance of this Note plus all accrued and unpaid interest thereon will be due and payable in the form of a lump sum balloon payment within fifteen (15) business days of the latter of the (a) date upon which payment in full of any and all Senior Indebt-edness (as defined in the Subordination Agreement) is made and (b) the date upon which the Subordination Agreement is terminated pursuant to its terms.

     The undersigned agrees that if, and as often as, this Note is placed in the hands of an attorney for collection, or to defend or enforce any of the holder's rights hereunder, the undersigned will pay to such holder its reasonable attorneys' fees, together with all court costs and other expenses paid by such holder, subject to, and except as otherwise provided by, the terms of the Subordination Agreement.

     On the failure of the undersigned to pay any amount when due hereunder, or on the breach of any provision of this Note, or on the default in payment of any other indebtedness owing by the under-signed to the holder hereof, at the option of the holder, the entire indebtedness hereby evidenced will immediately become due, payable and collectible, regardless of the date of maturity hereof, and forthwith, without further notice or demand, subject to, and except as otherwise provided by, the terms of the Subordination Agreement.

Notice of nonpayment, presentment, protest, notice of dishonor, or other notice of any kind or nature, all of which are expressly waived by maker and all endorsers, sureties, guarantors and all other persons who may become liable for all or any part of this obligation.

      This Note is to be construed according to the laws of the State of Oklahoma. The undersigned hereby waives all objections to venue and consents to the jurisdiction of any state or federal court located in Oklahoma County, Oklahoma in connection with any action instituted by the holder of this Note by reason of or arising out of the execution, delivery or performance of this Note.

     The undersigned will have the right at any time and from time to time to prepay the unpaid principal amount of the Note in whole or in part without premium or penalty, subject to, and except as otherwise provided by, the terms of the Subordination Agreement

     From time to time the maturity date of this Note may be extended, or this Note may be renewed, in whole or in part, or a new Note of different form may be substituted for this Note and/or the rate of interest may be changed or changes may be made in consider-ation of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, rights, guarantees, security interests, or liens, given for the benefit of the holder in connection with the payment and the securing of the payment of this Note but no such occurrence shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall Maker or any guarantor or endorser or any other person who is or might be liable hereon, either primarily or secondarily, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who is or might be liable hereon and such release shall not affect or discharge the liability of any other party who is or might be liable hereon. Maker and each surety, endorser and guarantor hereof (whether or not any such suretyship, endorsement or guaranty or the execution thereof appears on this Note or is by separate instrument) hereby specifically consents and agrees to any renewal of this Note or to any extension, acceleration or postponement of the time of payment or any other indulgence, to any substitution, exchange or resale of any security given for the payment hereof and to the release of any party primarily or secondarily liable hereon without prejudice to the holder and without notice to Maker or any such endorser, guarantor or surety, any such notice being hereby specifically waived.
Nothing contained herein shall be construed, expressly or impliedly, to obligate the holder hereof to make any further or future advance or loan to Maker whether requested or not.

     The indebtedness evidenced by this Note represents the only existing indebtedness of either AMETECH, Inc. or Environmental Transportation Services, Inc. in favor of The CIT Group/Equipment Financing, Inc. and there are no other sums of money due or owing to The CIT Group/Equipment Financing by either AMETECH, Inc. or Environmental Transportation Services, Inc.

     The makers, endorsers, sureties, guarantors and all other persons who may become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Said parties consent to any extension of time (whether one or more) of payment hereof, release of all or any part of the security for payment hereof, or release of any party liable for payment of this obligation. Any such extension or release may be made without notice to any party and without discharging said party's liability hereunder.



THIS NOTE IS GIVEN BY THE UNDERSIGNED AND ACCEPTED BY THE HOLDER HEREOF PURSUANT TO AND SUBJECT TO THE TERMS OF THE SUBORDINATION AGREEMENT, WHICH HAS BEEN NEGOTIATED, CONSUMMATED AND IS TO BE PERFORMED IN OKLAHOMA CITY, OKLAHOMA COUNTY, OKLAHOMA. MAKER SHALL MAKE NO PAYMENT AND HOLDER SHALL NEITHER DEMAND NOR ACCEPT ANY PAYMENT HEREUNDER EXCEPT IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THE SUBORDINATION AGREEMENT.



                              ENVIRONMENTAL  TRANSPORTATION
                              SERVICES, INC.,
                              an Oklahoma corporation


                              By: /s/ Kerry Willingham
                                 __________________________________
                                  Vice President - Finance

                              AMETECH, INC.,
                              an Oklahoma corporation


                              By:
                                 __________________________________
                                  Vice President - Finance





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